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                                                                   EXHIBIT 10.24





                  THE GUIDANT EXCESS BENEFIT PLAN - - SAVINGS



                       Restated Effective January 1, 2002

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                                TABLE OF CONTENTS
                                                                            PAGE

ARTICLE I  ESTABLISHMENT AND PURPOSE OF THE PLAN..............................1
     Section 1.1.  Establishment and Restatement..............................1

     Section 1.2.  Purpose....................................................1

ARTICLE II  DEFINITIONS.......................................................1
     Section 2.1.  Account....................................................1

     Section 2.2.  Base Earnings..............................................1

     Section 2.3.  Basic Contributions........................................1

     Section 2.4.  Beneficiary................................................1

     Section 2.5.  Board of Directors.........................................1

     Section 2.6.  Catch-Up Contribution......................................1

     Section 2.7.  Code.......................................................2

     Section 2.8.  Committee..................................................2

     Section 2.9.  Compensation...............................................2

     Section 2.10.  Corporation...............................................2

     Section 2.11.  Corporation Contribution Account..........................2

     Section 2.12.  Corporation Contributions.................................2

     Section 2.13.  Disability................................................2

     Section 2.14.  Eligible Employee.........................................2

     Section 2.15.  Employer Contributions....................................3

     Section 2.16.  Excess Salary Reduction Account...........................3

     Section 2.17.  Excess Salary Reduction Contributions.....................3

     Section 2.18.  Guidant...................................................3

     Section 2.19.  Guidant ESSOP.............................................3

     Section 2.20.  Guidant Stock Fund........................................3

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     Section 2.21.  Investment Option.........................................3

     Section 2.22.  Limitations...............................................3

     Section 2.23.  Matching Contributions....................................3

     Section 2.24.  Normal Retirement Age.....................................3

     Section 2.25.  Participant...............................................3

     Section 2.26.  Plan......................................................4

     Section 2.27.  Plan Year.................................................4

     Section 2.28.  Points....................................................4

     Section 2.29.  Retire....................................................4

     Section 2.30.  Salary Reduction Contributions............................4

     Section 2.31.  Supplemental Contribution Account.........................4

     Section 2.32.  Supplemental Contributions................................4

     Section 2.33.  Transition Benefits.......................................4

     Section 2.34.  Year of Service...........................................4

ARTICLE III  PARTICIPATION AND CONTRIBUTION ELECTIONS.........................4
     Section 3.1.  Participation..............................................4

     Section 3.2.  Election Procedure.........................................5

ARTICLE IV  PARTICIPANTS' ACCOUNTS............................................5
     Section 4.1.  Establishment of Accounts..................................5

     Section 4.2.  Vesting of Accounts........................................5

     Section 4.3.  Accumulations Under Predecessor Plans......................6

     Section 4.4.  Earnings and Losses........................................6

     Section 4.5.  Account Statements.........................................6

ARTICLE V  CORPORATION CONTRIBUTIONS..........................................7
     Section 5.1.  Matching Corporation Contributions.........................7

     Section 5.2.  Basic Corporation Contributions............................8




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     Section 5.3.  Supplemental Contributions.................................8

ARTICLE VI  PAYMENT...........................................................8
     Section 6.1.  Time of Payment............................................8

     Section 6.2.  Form of Payment............................................8

     Section 6.3.  Election of Later Payment Commencement Date................8

     Section 6.4.  Election of Alternate Form of Payment......................9

     Section 6.5.  Special Distribution Rules.................................9

     Section 6.6.  Payments With Respect to a Deceased Participant...........10

     Section 6.7.  Payment on Unforeseeable Emergency........................10

ARTICLE VII  NATURE OF PARTICIPANT'S INTEREST................................11
     Section 7.1.  Unsecured General Creditor................................11

     Section 7.2.  Trust Fund................................................11

     Section 7.3.  No Right to Transfer Interest.............................12

ARTICLE VIII  ADMINISTRATION.................................................12
     Section 8.1.  Committee.................................................12

     Section 8.2.  Powers of the Committee...................................12

     Section 8.3.  Finality of Committee Determinations......................13

ARTICLE IX  NO EMPLOYMENT RIGHTS.............................................13
ARTICLE X  MISCELLANEOUS.....................................................13
     Section 10.1.  Amendment, Suspension, and Termination...................13

     Section 10.2.  Board of Directors' Power to Delegate Authority..........13

     Section 10.3.  Indemnification..........................................13

     Section 10.4.  No Impact on Other Benefits..............................13

     Section 10.5.  Incapacity of Recipient..................................14

     Section 10.6.  Data.....................................................14

     Section 10.7.  Misstatements............................................14

     Section 10.8.  Taxes....................................................14



                                     -iii-


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     Section 10.9.  Applicable Law...........................................14

     Section 10.10.  Usage of Terms and Headings.............................14




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                   THE GUIDANT EXCESS BENEFIT PLAN - - SAVINGS

                      (RESTATED EFFECTIVE JANUARY 1, 2002)

                                    ARTICLE I
                      ESTABLISHMENT AND PURPOSE OF THE PLAN

                  Section 1.1. Establishment and Restatement. Guidant Corporation established the Plan, effective September 25, 1995, as an unfunded plan of deferred compensation for the benefit of a select group of management and highly compensated employees. The Plan is hereby amended and restated in its entirety, effective as of January 1, 2002.

                  Section 1.2. Purpose. The primary purpose of this Plan is to provide a means by which an Eligible Employee may defer receipt of a portion of his or her Base Earnings that, but for the Limitations, could be contributed to the Guidant ESSOP. The Plan also provides that the Committee will maintain an account for each Participant to which it will credit any Corporation Contributions due to that Participant under the terms of the Plan.

                                   ARTICLE II
                                   DEFINITIONS

                  The following words and phrases as used in this Plan have the following meanings:

                  Section 2.1. Account. The term "Account" means the record of a Participant's interest in the Plan.

                  Section 2.2. Base Earnings. The term "Base Earnings" means an Eligible Employee's base earnings as determined for purposes of the Guidant ESSOP, but without regard to the Limitation imposed by Code paragraph 401(a)(17).

                  Section 2.3. Basic Contributions. The term "Basic Contributions" means the contributions made by Guidant pursuant to subsections 3.06(b) and 19.04(b) of the Guidant ESSOP.

                  Section 2.4. Beneficiary. The term "Beneficiary" means the person or persons entitled to receive payment of a Participant's remaining vested Accounts following a Participant's death.

                  Section 2.5. Board of Directors. The term "Board of Directors" means the Corporation's board of directors.

                  Section 2.6. Catch-Up Contribution. The term "Catch-Up Contribution" means, with respect to a Participant for a Plan Year, the portion of

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a Participant's Salary Reduction Contribution that both (a) is part of the first
6% of Base Earnings that the Participant defers under the Guidant ESSOP for the Plan Year, and (b) is a "catch-up contribution" within the meaning of Section 414(v) of the Code.

                  Section 2.7. Code. The term "Code" means the Internal Revenue Code of 1986 and interpretive regulations.

                  Section 2.8. Committee. The term "Committee" means the Management Development and Compensation Committee of the Board of Directors, which is charged with administering the Plan pursuant to Section 8.1.

                  Section 2.9. Compensation. The term "Compensation" means, with respect to a Participant for a Plan Year, the sum of the Participant's Base Earnings for the Plan Year and his Excess Salary Reduction Contributions for the Plan Year.

                  Section 2.10. Corporation. The term "Corporation" means Guidant Corporation.

                  Section 2.11. Corporation Contribution Account. The term "Corporation Contribution Account" means the Participant's Account attributable to Corporation Contributions.

                  Section 2.12. Corporation Contributions. The term "Corporation Contributions" means the amounts accrued with respect to a Participant pursuant to Sections 5.1 and 5.2.

                  Section 2.13. Disability. The term "Disability" means an Eligible Employee's inability to perform the material duties of his regular occupation with Guidant or any other Guidant position in the same salary grade that is commensurate with the Eligible Employee's education, training, and experience; provided that the inability results from an accidental bodily injury or illness that requires the Eligible Employee to be under the care of a licensed physician, and provided further that the inability is not attributable to intentionally self-inflicted injuries (whether sane or insane), or to active participation in a riot.

                  Section 2.14. Eligible Employee. The term "Eligible Employee" means an employee of Guidant who satisfies the following requirements: (a) the Salary Reduction Contributions that the employee would otherwise be eligible to make, or the Employer Contributions that the employee would otherwise be eligible to receive, under the Guidant ESSOP are reduced as a result of the Limitations; and (b) the employee is a member of one of the classifications, listed in Appendix A to this Plan, designated by the Committee as employees eligible to participate in this Plan. The classifications designated by the Committee shall be such that the persons in those classifications, taken together, constitute a select group of management and highly compensated employees.




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                  Section 2.15. Employer Contributions. The term "Employer
Contributions" means Basic Contributions and Matching Contributions.

                  Section 2.16. Excess Salary Reduction Account. The term "Excess Salary Reduction Account" means a Participant's Account attributable to Excess Salary Reduction Contributions.

                  Section 2.17. Excess Salary Reduction Contributions. The term "Excess Salary Reduction Contributions" means the difference between (1) the total amount of a Participant's Compensation that the Participant elects to defer under the combination of this Plan and the Guidant ESSOP for a Plan Year, and (2) the amount of Salary Reduction Contributions the Participant may make under the Guidant ESSOP for the Plan Year without exceeding the Limitations.

                  Section 2.18. Guidant. The term "Guidant" means the Corporation and its affiliates and subsidiaries that have adopted, or in the future adopt, the Guidant ESSOP.

                  Section 2.19. Guidant ESSOP. The term "Guidant ESSOP" means The Guidant Employee Savings and Stock Ownership Plan.

                  Section 2.20. Guidant Stock Fund. The term "Guidant Stock Fund" means the investment fund under the Guidant ESSOP that invests primarily in shares of the common stock of the Corporation.

                  Section 2.21. Investment Option. The term "Investment Option" means an investment option available under section 5.01 of the Guidant ESSOP.

                  Section 2.22. Limitations. The term "Limitations" means (a) the limitation imposed by Code paragraph 401(a)(17) on compensation taken into account under a qualified plan; (b) the limitations imposed by the nondiscrimination requirements of Code subsections 401(k) and 401(m); (c) the limitation on elective deferrals imposed by Code subsection 402(g); and (d) the limitation on contributions to defined contribution plans imposed by Code subsection 415(c).

                  Section 2.23. Matching Contributions. The term "Matching Contributions" means the minimum matching contributions and additional matching contributions made by Guidant pursuant to subsections 3.06(a), 3.06(b), 19.04(a), and 19.04(b) of the Guidant ESSOP.

                  Section 2.24. Normal Retirement Age. The term "Normal Retirement Age" means the later of age 65 or the Participant's fifth anniversary of commencement of participation in the Guidant ESSOP (as defined in the Guidant ESSOP).

                  Section 2.25. Participant. The term "Participant" means an Eligible Employee who (a) elects to reduce his or her Compensation in an amount

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sufficient that (1) Salary Reduction Contributions result in the Limitations being equaled but not exceeded, and (2) Excess Salary Reduction Contributions may be made to this Plan; or (b) is entitled to Corporation Contributions under
Section 5.1 or Section 5.2.

                  Section 2.26. Plan. The term "Plan" means The Guidant Excess Benefit Plan -- Savings, as set forth in this instrument, as it may be amended from time to time.

                  Section 2.27. Plan Year. The term "Plan Year" means the calendar year.

                  Section 2.28. Points. A Participant shall be deemed to have one Point for each year of his age and for each Year of Service.

                  Section 2.29. Retire. The term "Retire" means for a Participant to terminate employment with Guidant after the Participant has (1) reached age 65; (2) reached age 55 and completed 10 Years of Service; or (3) if the Participant is entitled to receive Transition Benefits, accumulated 80 Points.

                  Section 2.30. Salary Reduction Contributions. The term "Salary Reduction Contributions" means the amount that an employee elects to defer pursuant to Section 3.01 of the Guidant ESSOP that may be contributed to the Guidant ESSOP without resulting in the Limitations being exceeded.

                  Section 2.31. Supplemental Contribution Account. The term "Supplemental Contribution Account" means a Participant's Account attributable to Supplemental Contributions.

                  Section 2.32. Supplemental Contributions. The term "Supplemental Contributions" means amounts accrued with respect to a Participant pursuant to Section 5.3.

                  Section 2.33. Transition Benefits. The term "Transition Benefits" means the additional benefit accruals that are provided under The Guidant Retirement Plan to participants in that plan who, as of September 25, 1995, had accumulated at least 65 Points.

                  Section 2.34. Year of Service. The term "Year of Service" means a year of service credited under the Guidant ESSOP.

                                   ARTICLE III
                    PARTICIPATION AND CONTRIBUTION ELECTIONS

                  Section 3.1. Participation. An Eligible Employee will be a Participant if he or she (1) elects to have his or her Compensation reduced and deferred in such an amount as to result in Excess Salary Reduction Contributions, or (2) is entitled to Corporation Contributions.

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                  Section 3.2. Election Procedure. Prior to the beginning of each Plan Year for which a Participant wishes to make Excess Salary Reduction Contributions, the Participant must file an election with the Committee, in a form satisfactory to the Committee, that meets the following requirements:

                  (a) The election irrevocably defers Excess Salary Reduction Contributions, specified as a percentage of Compensation.

                  (b) The election will be irrevocable, regardless of whether the Participant's rate of Salary Reduction Contributions under the Guidant ESSOP changes during the Plan Year.

                  (c) The Participant may not elect to make Excess Salary Reduction Contributions for any Plan Year in an amount that, when added to his or her Salary Reduction Contributions under the Guidant ESSOP for that Plan Year, exceeds sixteen percent (16%) of his or her Compensation for the Plan Year.

                  (d) A Participant's Excess Salary Reduction Contributions deferred pursuant to this Section will be credited to the Participant's Excess Salary Reduction Account as of the date on which they are reported to the Committee's designated recordkeeper.

                                   ARTICLE IV
                             PARTICIPANTS' ACCOUNTS

                  Section 4.1. Establishment of Accounts. The Committee will create and maintain adequate records to disclose each Participant's interest in the Plan. Records will be in the form of individual bookkeeping accounts, which will be credited with Excess Salary Reduction Contributions pursuant to Article III, Corporation Contributions pursuant to Article V, amounts attributable to accumulations under predecessor plans pursuant to Section 4.3, and earnings and losses pursuant to Section 4.4, and debited with any payments pursuant to
Article VI. Each Participant will have a separate Excess Salary Reduction Account and Corporation Contribution Account.

                  Section 4.2. Vesting of Accounts.

                  (a) A Participant's interest in his or her Excess Salary Reduction Account will be fully vested and nonforfeitable at all times.

                  (b) A Participant's interest in his or her Corporation Contribution Account will become 20% vested upon the completion of one Year of Service, 40% vested upon the completion of two Years of Service, 60% vested upon the completion of three Years of Service, 80% vested upon the completion of four Years of Service, and 100% vested upon the completion of five Years of Service. A Participant's Corporation

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         Contribution Account will also become 100% vested when the Participant reaches Normal Retirement Age, incurs a Disability while employed by Guidant, or dies while employed by Guidant.

                  (c) If a Participant terminates employment with Guidant before the Participant's Corporation Contribution Account is 100% vested, the non-vested portion of the Participant's Corporation Contribution Account will be forfeited as of the date of the Participant's termination of employment, and the Participant will not be entitled to any benefits from the non-vested portion of his or her Corporation Contribution Account.

                  Section 4.3. Accumulations Under Predecessor Plans. A Participant's Accounts will be credited with any amounts credited to the Participant's accounts under The Lilly Excess Benefit Plan -- Savings (or any similar predecessor plan) as of September 25, 1995.

                  Section 4.4. Earnings and Losses.

                  (a) During each Plan Year, a Participant's Excess Salary Reduction Account will be credited with investment earnings and losses as though it is invested in the same Investment Options as the Participant's salary reduction account under the Guidant ESSOP during the Plan Year.

                  (b) During each Plan Year, a Participant's Corporation Contribution Account will be credited with investment earnings and losses as though it is invested in the Guidant Stock Fund during the Plan Year.

                  (c) The deemed investment of a Participant's Account among the Investment Options or in the Guidant Stock Fund is solely the measure of the investment performance of the Account. It does not give the Participant any interest in any Investment Option or stock, nor does it bind Guidant, the Corporation, the Committee, or any trustee as to the investment of any trust fund or any other amounts represented by Participants' Accounts.

                  (d) Earnings and losses on the deemed investment of a Participant's Accounts will be credited daily, on each business day, based on the value of the Participant's Accounts on that business day.

                  Section 4.5. Account Statements. At least annually, each Participant will be given a statement showing, for the period covered by the statement, (a) the amount of Excess Salary Reduction Contributions credited to the Participant's Excess Salary Reduction Account; (b) the amount of Corporation Contributions credited to the Participant's Corporation Contribution Account;
(c) the deemed investment earnings and losses credited to each of the Participant's Accounts pursuant to Section 4.4, and (d) the total balance of each of the Participant's Accounts as of the end of the period.

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                                    ARTICLE V
                            CORPORATION CONTRIBUTIONS

                  Section 5.1. Matching Corporation Contributions.

                  (a) During each Plan Year, a minimum matching Corporation Contribution will be credited monthly, as of the last business day of each month, to each Participant's Corporation Contribution Account, at a rate with respect to the eligible portion (as described in Subsection
         (c)) of the Participant's Excess Salary Reduction Contributions equal to the rate of minimum Matching Contributions under the Guidant ESSOP.

                  (b) With respect to each Plan Year for which Guidant makes an additional Matching Contribution under the Guidant ESSOP in which the Participant is entitled to share, an additional matching Corporation Contribution will be credited to the each Participant's Corporation Contribution Account, as of the last day of the Plan Year, with respect to the eligible portion (as described in Subsection (c)) of the Participant's Excess Salary Reduction Contributions at a rate equal to the rate of the additional Matching Contribution under the Guidant ESSOP for the Plan Year.

                  (c) The portion of a Participant's Excess Salary Reduction Contributions eligible for matching Corporation Contributions for a Plan Year shall be the portion that, when added to the Participant's Salary Reduction Contributions under the Guidant ESSOP for the Plan Year, does not exceed six percent (6%) of the Participant's Compensation.

                  (d) If a Participant makes a Salary Reduction Contribution for a Plan Year that is not matched in the Guidant ESSOP solely because it is a Catch-Up Contribution, a minimum matching Corporation Contribution will be credited to the Participant's Corporation Contribution Account equal to the product of (a) times (b), where (a) is the portion of the Participant's Salary Reduction Contribution that is a Catch-Up Contribution, and (b) is the rate of minimum Matching Contributions under the Guidant ESSOP for that Plan Year. The minimum Matching Corporation Contribution will be credited to the Participant's Corporation Contribution Account as of the last business day of the month in which the related Salary Reduction Contribution is credited to the Participant's Account in the Guidant ESSOP. In addition, with respect to each Plan Year for which Guidant makes an additional Matching Contribution under the Guidant ESSOP in which the Participant is entitled to share, if the Participant has made a Salary Reduction Contribution that is not matched under the ESSOP solely because it is a Catch-Up Contribution, an additional matching Corporation Contribution will be credited to the Participant's Corporation Contribution Account, as of the last day of the Plan Year, equal to the product of (a) times
         (b), where (a) is the portion of the Salary Redirection

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         Contribution that is a Catch-Up Contribution and (b) is the rate of additional Matching Contributions under the Guidant ESSOP for the Plan Year.

                  Section 5.2. Basic Corporation Contributions. During each Plan Year, a basic Corporation Contribution will be credited monthly, as of the last business day of each month, to each Participant's Corporation Contribution Account, at a rate equal to the monthly rate of Basic Contributions made to the Guidant ESSOP for the Plan Year, with respect to that portion of the Participant's monthly Compensation that exceeds his monthly "base earnings" as determined for purposes of the Guidant ESSOP.

                  Section 5.3. Supplemental Contributions. The Committee may authorize additional contributions to be credited to a Participant's Account pursuant to terms set forth in Appendix A. Any Supplemental Contributions so authorized will be credited to a separate Supplemental Contribution Account for that Participant. Supplemental Contributions will be credited with investment earnings as provided in the applicable provisions of Appendix A, and a Participant's Supplemental Contribution Account will be or become vested in accordance with the applicable provisions of Appendix A.

                                   ARTICLE VI
                                     PAYMENT

                  Section 6.1. Time of Payment. The Corporation will pay the Participant (or the Beneficiary of a deceased Participant) the vested portion of his or her Accounts beginning as soon as administratively feasible after the Participant's termination of employment with Guidant, unless the Participant has effectively elected a later distribution date pursuant to Section 6.3.

                  Section 6.2. Form of Payment. Except as provided in Section 6.5, unless a Participant effectively elects another form of payment pursuant to
Section 6.4, the Participant's vested Accounts will be distributed in cash in the form of five annual installment payments. The value of each installment payment shall be determined in accordance with subsection 10.01(a)(3)(C) of the Guidant ESSOP.

                  Section 6.3. Election of Later Payment Commencement Date.

                  (a) Subject to Subsection (b) and Section 6.5, a Participant may elect to have payment of his vested Accounts begin as of a date later than the time specified in Section 6.1 by filing an election with the Committee, in a form acceptable to the Committee, not later than two full years before the date on which the Participant terminates employment with Guidant. The election must specify the calendar year in which payment is to commence, and payment will commence in January of the designated calendar year. A Participant may change his or her election from time to time, but an election or change of election will be invalid and ineffective if it is made later than two full years before the date on which the Participant terminates employment with Guidant.

                  (b) A Participant may not elect a payment commencement date later than April 1 of the calendar year following the calendar year in which occurs the later of (1) the date the Participant reaches age 70 1/2, or (2) the date the Participant terminates employment with Guidant.

                  Section 6.4. Election of Alternate Form of Payment.

                  (a) Subject to Subsection (b) and Section 6.5, a Participant may elect to have payment of his vested Accounts begin as of a date later than the time specified in Section 6.1 by filing an election with the Committee, in a form acceptable to the Committee, not later than two full years before the date on which the Participant terminates employment with Guidant. The election must specify the calendar year in which payment is to commence, and payment will commence in January of the designated calendar year. A Participant may change his or her election from time to time, but an election or change of election will be invalid and ineffective if it is made later than two full years before the date on which the Participant terminates employment with Guidant.

                  (b) A Participant may elect from the following alternate forms of distribution:

                           (1) a single lump sum cash payment;

                           (2) substantially equal annual installment payments
                  in cash over a period not greater than 10 years;

                           (3) substantially equal monthly, quarterly, annual,
                  or semiannual installments in the amount specified by the Participant (payable until the Participant's Accounts are exhausted); or

                           (4) a lump sum cash payment of a specified portion of
                  the Participant's accounts, with the balance paid in substantially equal annual installments as described in Paragraph (2) or (3) above.

                  Section 6.5. Special Distribution Rules.

                  (a) Notwithstanding any other provision of the Plan to the contrary, if the total value of the Participant's vested Accounts does not exceed $25,000, the Participant's Accounts will be distributed in a lump sum payment as soon as administratively feasible after the Participant terminates employment with Guidant. The payment will be made in cash.

                  (b) Notwithstanding any other provision of the Plan to the contrary, if a Participant terminates employment with Guidant for any reason other than death or Retirement, the total value of the Participant's vested Accounts will be distributed in a lump sum payment as soon as administratively feasible after the Participant terminates employment with Guidant. The payment will be made in cash.

                  Section 6.6. Payments With Respect to a Deceased Participant.

                  (a) If a Participant dies after termination of employment with Guidant and before a payment owing to that Participant has been paid, the payment will be paid to the Participant's Beneficiary at the time and in the form that it would have been paid to the Participant if the Participant had not died.

                  (b) If a Participant dies before he or she has terminated employment with Guidant, the Participant's vested Accounts will be distributed to the Participant's Beneficiary at the time and in the form that they would have been paid to the Participant if the Participant had terminated employment with Guidant on the date of his or her death.

                  (c) A Participant's Beneficiary will be the person or persons, including a trustee, designated by the Participant in writing pursuant to the rules prescribed by the Committee. To be effective, a Beneficiary designation must be filed with the Committee during the Participant's life on a form prescribed by the Committee. In the event that the Participant has not designated a Beneficiary or no designated Beneficiary survives the Participant, the Participant's Beneficiary will be his or her beneficiary under the Guidant ESSOP; provided, however, that if all of the Participant's benefits under the Guidant ESSOP were distributed before the Participant's death, then, for purposes of this Plan, the Participant's Beneficiary will be the person(s) who would have been the Participant's beneficiary under section 10.02 of the Guidant ESSOP if the Participant still had an unpaid account balance under the Guidant ESSOP as of the date of his or her death and died without designating a Beneficiary under the Guidant ESSOP.

                  Section 6.7. Payment on Unforeseeable Emergency. The Committee may, in its sole discretion, direct payment to a Participant of all or part of any portion of the Participant's benefits under the Plan at any time that the Committee determines that the Participant has an unforeseeable emergency and then only to the extent reasonably necessary to meet the emergency. For purposes of this Section, "unforeseeable emergency" means severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the

Participant's control. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but in any case, payment may not be made to the extent that the hardship is or may be relieved by any of the following:

                  (a) Through reimbursement or compensation by insurance or otherwise,

                  (b) By liquidation of the Participant's assets, to the extent that the liquidation of the assets would not itself cause severe financial hardship, or

                  (c) By cessation of Excess Salary Reduction Contributions under the Plan.

                  Examples of what are not considered to be unforeseeable emergencies include the need to send a Participant's child to college or the desire to purchase a home.

                  In the event that the Committee approves a payment pursuant to this Section, the Participant's Salary Reduction Contributions will cease as of the first day of the month following approval and will not be permitted to resume before the first day of the next Plan Year.

                                   ARTICLE VII
                        NATURE OF PARTICIPANT'S INTEREST

                  Section 7.1. Unsecured General Creditor. A Participant's interest in his or her Accounts in the Plan will be that of an unsecured general creditor of the Corporation, with no secured or preferential right to any assets of the Corporation or Guidant or any other party for payment of benefits under this Plan. Any property held by the Corporation or Guidant for the purpose of generating cash flow for benefit payments will remain its general, unpledged and unrestricted assets. The Corporation's obligation under this Plan will be an unfunded and unsecured promise to pay benefits in the future.

                  Section 7.2. Trust Fund. The Corporation will be responsible for the payment of benefits provided by the Plan. At its discretion, the Corporation may establish one or more trusts, with such trustees as the Board of Directors may approve, for the purpose of providing for the payment of Plan benefits. Any trustee so appointed will be bonded in a manner satisfactory to the Corporation. Whether or not such a trust is irrevocable, its assets will at all times be subject to the claims of the Corporation's general creditors in the event of the Corporation's insolvency. To the extent that any benefits under the Plan are paid from such a trust, the Corporation will have no further obligation to pay Plan benefits. Plan benefits not paid from a trust will remain the Corporation's obligation.


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                  Section 7.3. No Right to Transfer Interest. Rights to benefits payable under the Plan are not subject in any way to anticipation, alienation, assignment, sale, transfer, pledge, or encumbrance.

                                  ARTICLE VIII
                                 ADMINISTRATION

                  Section 8.1. Committee. This Plan will be administered by the Management Development and Compensation Committee of the Board of Directors.

                  Section 8.2. Powers of the Committee. Subject to any specific limitations stated in the Plan, the Committee shall have the following powers, duties, and responsibilities:

                  (a) To carry out the general administration of the Plan;

                  (b) To cause to be prepared all forms necessary or appropriate for the administration of the Plan;

                  (c) To keep appropriate books and records;

                  (d) To designate the classification of employees to be Eligible Employees under the Plan;

                  (e) To determine and authorize the payments due to Participants under the terms of the Plan;

                  (f) To adopt, amend, and rescind rules relating to the administration of the Plan, to the extent that those rules are consistent with the provisions of the Plan;

                  (g) To exercise all other powers and duties specifically conferred upon the Committee elsewhere in this document; and

                  (h) To interpret, with discretionary authority, the provisions of this Plan and to resolve, with discretionary authority, all disputed questions of Plan interpretation and benefit eligibility.

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                  Section 8.3. Finality of Committee Determinations.
Determinations by the Committee, and any interpretation, rule, or decision adopted by the Committee under the Plan or in administering the Plan, will be final and binding for all purposes and upon all interested persons and their heirs and personal representatives.

                                   ARTICLE IX
                              NO EMPLOYMENT RIGHTS

                  No provisions of the Plan or any action taken by the Corporation, Guidant, the Board of Directors, or the Committee will give any person the right to be retained in the employ of Guidant, and Guidant's power to dismiss or discharge any Participant is specifically reserved.

                                    ARTICLE X
                                  MISCELLANEOUS

                  Section 10.1. Amendment, Suspension, and Termination. The Board of Directors will have the right to amend, suspend, or terminate the Plan at any time; provided, however, that no such amendment, suspension, or termination may reduce the benefits accrued under the Plan by a Participant who has begun receiving benefit payments under the Plan as of the date of the amendment, suspension, or termination, or reduce the Excess Salary Reduction Contributions (exclusive of earnings) credited to a Participant prior to the date of the amendment, suspension, or termination. The Committee will also have the right to amend any provision of the Plan except provisions of Articles IX and X.

                  Section 10.2. Board of Directors' Power to Delegate Authority. The Board of Directors may, in its discretion, delegate to any person or persons all or any part of the Board of Directors' authority and responsibility under the Plan, including, without limitation, the authority to amend the Plan.

                  Section 10.3. Indemnification. The Corporation will indemnify any individual who is a director, officer, or employee of Guidant, or his or her heirs and legal representatives, against all liability and reasonable expense, including counsel fees, amounts paid in settlement, and amounts of judgments, fines, or penalties, incurred by or imposed upon him or her in connection with any claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative, in connection with his or her duties under the Plan, provided that the act or omission does not constitute gross negligence or willful misconduct.

                  Section 10.4. No Impact on Other Benefits. Amounts accrued under this Plan will not be included in a Participant's compensation for purposes of calculating benefits under any other plan, program, or arrangement sponsored by the Corporation or Guidant.

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                  Section 10.5. Incapacity of Recipient. If a Participant
entitled to a distribution under the Plan is living under guardianship or conservatorship, a distribution payable under the terms of the Plan to that Participant will be paid to the appointed guardian or conservator, and that payment will be a complete discharge of any liability of the Corporation under the Plan.

                  Section 10.6. Data. Each Eligible Employee and Beneficiary must furnish the Committee with all proof of dates of birth and death and other proofs necessary for the administration of the Plan, and neither the Committee nor the Corporation will be liable for the fulfillment of any obligations in any way dependent upon such information unless or until the information has been received by the Committee in a form satisfactory to it.

                  Section 10.7. Misstatements. If the age, sex, or any other relevant fact relating to any Participant or Beneficiary is found to have been misstated, the benefit payable with respect to the Participant or Beneficiary will be the benefit that would have been provided on the basis of the correct information. Any excess payments due to the misstatement will be repaid to the Corporation or withheld by it from any further amounts otherwise payable under the Plan, and any underpayment will be paid in full with the next payment due to the Participant or Beneficiary.

                  Section 10.8. Taxes. To the extent required by law, amounts credited under the Plan will be subject to federal social security and unemployment taxes during the year in which the services giving rise to those contributions were performed (or, if later, when the amounts are not subject to a substantial risk of forfeiture). The Corporation will withhold from any distributions made from the Plan such amounts as may be required by federal, state, and local law.

                  Section 10.9. Applicable Law. The Plan will be construed and administered under the laws of the State of Indiana, except to the extent that such laws are preempted by federal law.

                  Section 10.10. Usage of Terms and Headings. Words in the masculine gender will include the feminine, and the singular will include the plural, and vice versa, unless qualified by the context. Any headings are for ease of reference only and are not to be construed to alter the terms of the Plan.

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                                   APPENDIX A

                  Section A.1. Supplemental Contributions for Guido Neels. Effective as of January 1, 2003, a Supplemental Contribution Account will be established for Participant Guido Neels and will be credited with Supplemental Contributions of $84,000 as of January 1, 2003. An additional Supplemental Contribution of $84,000 will be credited to Neels' Supplemental Contribution Account as of each subsequent January 1 as of which Neels is employed by Guidant in an executive position in the United States. Neels' Supplemental Contribution Account will be credited with investment earnings at the rate of 7% per annum. Earnings on Neels' Supplemental Contribution Account will be credited monthly, as of the last business day of each month. Neels' Supplemental Contribution Account will be 100% vested at all times.